UBS Money Series

UBS RMA Government Money Market Fund

Supplement to the Prospectus dated August 26, 2016

November 1, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS RMA Government Money Market Fund (the “fund”) regarding a voluntary fee waiver for the fund.

The Prospectus is hereby supplemented as shown below.

UBS Asset Management (Americas) Inc. (“UBS AM”) will continue to voluntarily waive 0.04% of its management fee (imposed at the related master fund level) for the fund until December 31, 2016. The benefit of this 0.04% voluntary waiver may not flow through to shareholders absent an increase in the current level of interest rates given the voluntary undertaking with respect to fund yields discussed further below.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level (e.g., doing so in order to maintain a positive fund yield in a low interest rate environment). Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-845